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                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


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                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 22, 1998
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                   BAY VIEW CAPITAL CORPORATION
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      (Exact name of registrant as specified in its charter)




    Delaware                 0-17901               94-3078031
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(State or other      (Commission File Number)     (IRS Employer
jurisdiction of                                  Identification
incorporation)                                        No.)




1840 Gateway Drive, San Mateo, California                94404
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code (650) 573-7300



                               N/A
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(Former name or former address, if changed since last report.)

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Item 5.   Other Events.

          On June 22, 1998, Bay View Capital Corporation (the "Company") issued the press release attached hereto as
          Exhibit 99 and incorporated herein by reference, announcing that its previously announced planned acquisition of PSB Lending Corp. ("PSB Lending") has been placed on hold, pending receipt and review of expected new guidelines from the federal banking regulatory agencies. The definitive agreement for the Company's planned acquisition of PSB Lending was described in and attached to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 15, 1998.

Item 7.   Financial Statements and Exhibits

     c)   Exhibits

          99   Press Release dated June 22, 1998

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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BAY VIEW CAPITAL CORPORATION



Date: June 24, 1998           By: /s/David A. Heaberlin
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                                  David A. Heaberlin
                                  Executive Vice President and
                                   Chief Financial Officer

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                           EXHIBIT INDEX


Exhibit Number                          Description

      99                      Press Release dated June 22, 1998

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                          NASDAQ SYMBOL: BVCC
                          Web Site: http://www.bayviewcapital.com
                          Contact: David A. Heaberlin
                          (650) 312-7272


FOR IMMEDIATE RELEASE


June 22, 1998


              BAY VIEW CAPITAL CORPORATION ANNOUNCES
                       TRANSACTION ON HOLD

San Mateo, California - Bay View Capital Corporation ("BVCC") announced today that it has learned that the federal banking regulatory agencies are considering new guidelines that may limit the amount of high loan to value ("HLTV") home equity loans that an insured financial institution may own. Consequently, the previously announced agreement by BVCC to acquire PSB Lending Corp. of Carlsbad, California ("PSBL"), a HLTV home equity lender, has been placed on hold by the parties pending receipt and review of the expected guidelines.